CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH

THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Exhibit 10.5

Supplemental Agreement No. 59

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of July 12, 2012 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, Boeing and Customer agree to *** applicable for the Model 737-924ER Aircraft ***;

WHEREAS, Customer and Boeing agree to revise the Model 737-924ER performance guarantees for those aircraft *** to reflect the current configuration and ***;

WHEREAS, Customer and Boeing agree to revise the terms of Customer’s agreement concerning ***;

WHEREAS, Boeing and Customer agree to implement a *** for Model 737 Aircraft delivering from ***;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

P.A. 1951 CAL	SA 59–1

Supplemental Agreement No. 59 to

Purchase Agreement No. 1951

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 59

1.2 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131R11, “Special Matters”, with the revised Letter Agreement 6-1162-GOC-131R12, attached hereto.

1.3 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-311R7, *** with the revised Letter Agreement 6-1162-MMF-311R8, attached hereto.

1.4 Add Letter Agreement CAL-PA-1951-LA-1209037, ***.

1.5 Add Letter Agreement CAL-PA-1951-LA-1208066, “Aircraft Performance Guarantees – Model 737-924ER Aircraft ***”.

1.6 Add Letter Agreement CAL-PA-1951-LA-1209110, “Privileged and Confidential Matters”.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY		CONTINENTAL AIRLINES, INC.

By:	/s/ ***	By:	/s/ Gerald Laderman
Its:	Attorney-in-Fact	Its:	Senior Vice President – Finance and Treasurer

P.A. 1951 CAL	SA 59–2

		Page Number	SA Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

P.A. 1951 N/CAL	SA 59

i

		Page Number	SA Number
TABLES

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 57

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 55

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 58

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)		SA 50

P.A. 1951 N/CAL	SA 59

SA Number
EXHIBITS (continued)

A-3	Aircraft Configuration – Model 737-624	SA 1

A-4	Aircraft Configuration – Model 737-524	SA 3

A-5	Aircraft Configuration – Model 737-924 ***	SA 26

A-6	Aircraft Configuration – Model 737-924ER ***	SA 45

A-6.1	Aircraft Configuration – Model 737-924ER ***	SA 53

A-6.2	Aircraft Configuration – Model 737-924ER ***	SA 53

B	Product Assurance Document	SA 1

C	Customer Support Document – Code Two – Major Model Differences	SA 1

C1	Customer Support Document – Code Three – Minor Model Differences	SA 39

D	Aircraft Price Adjustments – New Generation Aircraft (1995 Base Price – ***	SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft	SA 1

D2	Aircraft Price Adjustments – New Generation Aircraft (1997 Base Price – ***	SA 5

D3	Aircraft Price Adjustments – New Generation Aircraft (July 2003 Base Price – ***	SA 41

D4	Escalation Adjustment – Airframe and Optional Features ***	SA 41

P.A. 1951 N/CAL	SA 59

SA Number
EXHIBITS (continued)

E	Buyer Furnished Equipment Provisions Document	SA 39

F	Defined Terms Document	SA 5

LETTER AGREEMENTS

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft – Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R20	Option Aircraft – Model 737-724 Aircraft	SA 58

1951-11R1	Escalation Sharing – Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 5

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22

1951-15	Configuration Matters – Model 737-924ER	SA 39

P.A. 1951 N/CAL	SA 59

SA Number
RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	***	SA 1

6-1162-MMF-311R8	***	SA 59

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	***	SA 31

6-1162-GOC-131R12	Special Matters	SA 59

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	***	SA 8

6-1162-DMH-680	Delivery Delay Resolution Program	SA 9

6-1162-DMH-1020	***	SA 14

6-1162-DMH-1035	***	SA 15

6-1162-DMH-1054	***	SA 16

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26

P.A. 1951 N/CAL	SA 59

v

SA Number
RESTRICTED LETTER AGREEMENTS (continued)

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30

6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft ***	SA 57

6-1162-SEE-0361	Performance Guarantees – Model 737-924ER Aircraft ***	SA 57

6-1162-SEE-133	Model 737-924ER ***	SA 46

6-1162-SEE-0176R4	Record Option Proposals	SA 48

6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50

6-1162-SEE-0225R1	Use of Aircraft – Carbon Brakes *** Testing	SA 50

6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50

6-1162-RCN-1888	Use of Aircraft – Boeing 747-800 and 787 Flight Test Training	SA 53

6-1162-RCN-1890	Use of Aircraft for Testing	SA 57

6-1162-SEE-0326	Model 737 – Koito Seat Resolution	SA 56

CAL-PA-1951-LA-1208066	Aircraft Performance Guarantees – Model 737-924ER Aircraft ***	SA 59

CAL-PA-1951-LA-1209037	***	SA 59

CAL-PA-1951-LA-1209110	Privileged and Confidential Matters	SA 59

P.A. 1951 N/CAL	SA 59

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	October 10, 1996

Supplemental Agreement No. 2	March 5, 1997

Supplemental Agreement No. 3	July 17, 1997

Supplemental Agreement No. 4	October 10, 1997

Supplemental Agreement No. 5	May 21, 1998

Supplemental Agreement No. 6	July 30, 1998

Supplemental Agreement No. 7	November 12, 1998

Supplemental Agreement No. 8	December 7, 1998

Supplemental Agreement No. 9	February 18, 1999

Supplemental Agreement No. 10	March 19, 1999

Supplemental Agreement No. 11	May 14, 1999

Supplemental Agreement No. 12	July 2, 1999

Supplemental Agreement No. 13	October 13, 1999

Supplemental Agreement No. 14	December 13, 1999

Supplemental Agreement No. 15	January 13, 2000

Supplemental Agreement No. 16	March 17, 2000

Supplemental Agreement No. 17	May 16, 2000

Supplemental Agreement No. 18	September 11, 2000

Supplemental Agreement No. 19	October 31, 2000

Supplemental Agreement No. 20	December 21, 2000

Supplemental Agreement No. 21	March 30, 2001

P.A. 1951 N/CAL	SA 59

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 22	May 23, 2001

Supplemental Agreement No. 23	June 29, 2001

Supplemental Agreement No. 24	August 31, 2001

Supplemental Agreement No. 25	December 31, 2001

Supplemental Agreement No. 26	March 29, 2002

Supplemental Agreement No. 27	November 6, 2002

Supplemental Agreement No. 28	April 1, 2003

Supplemental Agreement No. 29	August 19, 2003

Supplemental Agreement No. 30	November 4, 2003

Supplemental Agreement No. 31	August 20, 2004

Supplemental Agreement No. 32	December 29, 2004

Supplemental Agreement No. 33	December 29, 2004

Supplemental Agreement No. 34	June 22, 2005

Supplemental Agreement No. 35	June 30, 2005

Supplemental Agreement No. 36	July 21, 2005

Supplemental Agreement No. 37	March 30, 2006

Supplemental Agreement No. 38	June 6, 2006

Supplemental Agreement No. 39	August 3, 2006

Supplemental Agreement No. 40	December 5, 2006

Supplemental Agreement No. 41	June 1, 2007

Supplemental Agreement No. 42	June 13, 2007

P.A. 1951 N/CAL	SA 59

Supplemental Agreement No. 43	July 18, 2007

Supplemental Agreement No. 44	December 7, 2007

Supplemental Agreement No. 45	February 20, 2008

Supplemental Agreement No. 46	June 25, 2008

Supplemental Agreement No. 47	October 30, 2008

Supplemental Agreement No. 48	January 29, 2009

Supplemental Agreement No. 49	May 1, 2009

Supplemental Agreement No. 50	July 23, 2009

Supplemental Agreement No. 51	August 5, 2009

Supplemental Agreement No. 52	August 31, 2009

Supplemental Agreement No. 53	December 23, 2009

Supplemental Agreement No. 54	March 1, 2010

Supplemental Agreement No. 55	March 31, 2010

Supplemental Agreement No. 56	August 12, 2010

Supplemental Agreement No. 57	March 2, 2011

Supplemental Agreement No. 58	January 6, 2012

Supplemental Agreement No. 59	July , 2012

P.A. 1951 N/CAL	SA 59

6-1162-MMF-311R8

July 12, 2012

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject:	Letter Agreement No. 6-1162-MMF-311R8 to Purchase Agreement No. 1951 – ***

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R7 dated March 2, 2011.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

***

1.	***.

2.	***.

3.	***.

3.1	***.

3.2	***.

3.3	***.

P.A. No. 1951	SA 59

Boeing / Continental Airlines, Inc. Proprietary

Continental Airlines, Inc.

6-1162-MMF-311R8 Page 2

3.4	***.

3.5	***.

4.	***.

4.1	***.

4.2	***.

5.	Confidential Treatment.

Buyer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Buyer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. CAL-PA-1951-LA-1209110.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

P.A. No. 1951	SA 59

Boeing / Continental Airlines, Inc. Proprietary

Continental Airlines, Inc.

6-1162-MMF-311R8 Page 3

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: July 12, 2012

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 1951	SA 59

Boeing / Continental Airlines, Inc. Proprietary

Attachment A to

Letter Agreement 6-1162-MMF-311R8

Date:

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Attention:	Technical Department

Reference:	Letter Agreement 6-1162-MMF-311R8 to Boeing/CAL Purchase Agreement 1951

Transmitted by Facsimile: TBD

***

Very truly yours,

THE BOEING COMPANY

By:
Its:

P.A. No. 1951	SA 59

Boeing / Continental Airlines, Inc. Proprietary

Attachment B to

Letter Agreement 6-1162-MMF-311R8

***

P.A. No. 1951	SA 59

Boeing / Continental Airlines, Inc. Proprietary

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

July 12, 2012

6-1162-GOC-131R12

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Letter Agreement No. 6-1162-GOC-131R11 to Purchase Agreement No. 1951 – Special Matters

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-131R11 dated March 2, 2011.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	***.

1.1 Model 737-724 Aircraft. In consideration of Buyer’s purchase of Model 737-724 Aircraft, *** at the time of delivery of each such Aircraft ***.

1.2 Model 737-824 Aircraft. In consideration of Buyer’s purchase of Model 737-824 Aircraft, *** at the time of delivery of each such ***.

1.3 Model 737-624 Aircraft. In consideration of Buyer’s purchase of Model 737-624 Aircraft, *** at the time of delivery of each such Aircraft ***.

1.4 Model 737-524 Aircraft. In consideration of Buyer’s purchase of Model 737-524 Aircraft, *** at the time of delivery of each such ***.

1.5 Model 737-324 Aircraft. ***.

1.6 Model 737-924 Aircraft. In consideration of Buyer’s purchase of Model 737-924 Aircraft, *** at the time of delivery of each such Aircraft ***.

P.A. No. 1951	SA 59

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Continental Airlines, Inc.

6-1162-GOC-131R12 Page 2

1.7 737-924ER Aircraft ***.

Boeing has introduced the 737-900 extended range aircraft (the 737-924ER Aircraft). In consideration of Buyer’s purchase of Model 737-924ER Aircraft, ***.

1.8 ***.

***

1.9 ***

***

1.10 ***.

For Buyer’s 737NG fleet, as well as any 737NG Aircraft delivering to Buyer ***.

P.A. No. 1951	SA 59

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Continental Airlines, Inc.

6-1162-GOC-131R12 Page 3

2.	*** Advance Payment Schedule.

2.1	Firm Aircraft. ***

P.A. No. 1951	SA 59

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Continental Airlines, Inc.

6-1162-GOC-131R12 Page 4

2.2 Option Aircraft and follow-on Firm Aircraft. ***

3.   ***.

3.1   ***

3.2   ***

3.3   ***

3.4   ***

4.   ***.

4.1   ***

4.2   ***

4.2   ***

4.3   ***

4.4   ***

4.5   ***

4.6   ***

4.7   ***

5.   Option Aircraft.

5.1   ***

5.2   ***

6.   ***.

6.1   ***

6.2   ***

6.3   ***

P.A. No. 1951	SA 59

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Continental Airlines, Inc.

6-1162-GOC-131R12 Page 5

6.4	***

6.6	***

6.7	***

6.8	***

6.9	***

7.	Assignment of Credits.

Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing’s prior written consent ***

8.	Confidential Treatment.

P.A. No. 1951	SA 59

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Continental Airlines, Inc.

6-1162-GOC-131R12 Page 6

Buyer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Buyer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. CAL-PA-1951-LA-1209110.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 1951	SA 59

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-1951-LA-1208066

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Aircraft Performance Guarantees – Model 737-900ER Aircraft ***

Reference:	Purchase Agreement No. 1951 (Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737-924ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Aircraft Performance Guarantees.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. ***. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

2. Aircraft Configuration.

The performance guarantees as described in the Attachment for the Aircraft are based on Detail Specification ***. Such performance guarantees as described in the Attachment, may be revised as defined in Letter Agreement No. 1951-15.

3. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. CAL-PA-1951-LA-1209110.

CAL-PA-1951-LA-1208066	P.A. No. 1951
Performance Guarantees	Page 1

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

CAL-PA-1951-LA-1208066 Performance Guarantees	P.A. No. 1951 Page 2

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

MODEL 737-900ER *** PERFORMANCE GUARANTEES

FOR CONTINENTAL AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-900ER Aircraft *** and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of ***, and equipped with Boeing furnished *** engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a sea level altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***F, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE:	*** Pounds

2.2	Landing

2.2.1	The FAA approved landing field length at a gross weight of *** pounds and at a *** altitude, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.2.2	The FAA approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.3	Speed

The level flight speed at a gross weight of *** pounds, on an ISA+10°C day, at an altitude of *** feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

NOMINAL:	*** KTAS
TOLERANCE:	*** KTAS
GUARANTEE:	*** KTAS

2.4	Altitude Capability – All Engines Operating

The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

GUARANTEE:	*** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.5	Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

GUARANTEE:	*** Feet

2.6	Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

2.7	Mission

2.7.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Distance Height

1. *** feet *** feet

2. *** feet *** feet

3. *** feet *** feet

4. *** feet *** feet

5. *** feet *** feet

6. *** feet *** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at the recommended climb speed for minimum block fuel until the initial cruise altitude is reached.

The temperature is ISA+5°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+5°C during cruise.

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+5°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission and at a *** Mach number.

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout	Following the takeoff to *** feet, the Aircraft accelerates to
Maneuver:	*** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Takeoff and Climbout Maneuver:
Fuel *** Pounds

Approach and Landing Maneuver:
Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.4	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowance:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is *** by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowance:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.6	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowance:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.7	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.7.8 is the basis for the mission guarantees of Paragraphs 2.7.1, 2.7.2, 2.7.3, 2.7.4, 2.7.5, and 2.7.6.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.8	737-900ER Weight Summary—United Air Lines

Pounds
Standard Model Specification MEW	*	**

Configuration Specification D019A001, Rev. M, Dated January 30, 2009
*** Tourist Class Passengers
CFM56-7 Engines
*** lb (*** kg) Maximum Taxi Weight
*** U.S. Gallons (*** liters) Fuel Capacity
Changes for United Air Lines
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

United Air Lines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.7.9)	***
United Air Lines Operational Empty Weight (OEW)	***
***	***

United Air Lines Post-Delivery Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds
* Seat Weight Included:			***

***	***	***

***	***	***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

***	***	*	**

2.7.9	Standard and Operational Items Allowance

	***	***	***	***
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Passenger Portable	***	***
Crew Masks	***	***
Miscellaneous Equipment			***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water—60 USG			***
Waste Tank Disinfectant			***
Emergency Equipment			***
Escape Slides—Forward	***	***
Escape Slides—Aft	***	***
Life Vests—Crew and Passengers	***	***
Life Rafts	***	***
Auto Radio Beacon (ELT)	***	***

Total Standard and Operational Items Allowance				***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification ***, Revision *** including assumed changes to a new United Airlines configuration, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision B of the Detail Specification *** (hereinafter referred to as the Detail Specification) including assumed changes to a new United Airlines configuration. Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.7.1, 2.7.2, and 2.7.3 and the specified payloads of Paragraph 2.7.4, 2.7.5, and 2.7.6 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category P brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

5.6	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of *** pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). ***.

5.7	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff, landing, and enroute one-engine- inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

6.3	Compliance with the speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

MODEL 737-900ER *** PERFORMANCE GUARANTEES

FOR CONTINENTAL AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER’S EMPTY WEIGHT
4	AIRCRAFT CONFIGURATION
5	GUARANTEE CONDITIONS
6	GUARANTEE COMPLIANCE
7	EXCLUSIVE GUARANTEES

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

1.	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-900ER Aircraft with winglets and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished CFM56- 7B27E/F engines.

2.	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***, at a *** altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE:	*** Pounds

2.2	Landing

2.2.1	The FAA approved landing field length at a gross weight of *** pounds and at a *** altitude, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.2.2	The FAA approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.3	Speed

The level flight speed at a gross weight of *** pounds, on an ISA+10°C day, at an altitude of *** feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

NOMINAL:	*** KTAS
TOLERANCE:	*** KTAS
GUARANTEE:	*** KTAS

2.4	Altitude Capability—All Engines Operating

The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

GUARANTEE:	*** Feet

Conditions:

1) The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2) The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3) The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.5	Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

GUARANTEE:	*** Feet

2.6	Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

2.7	Mission

2.7.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	***	*** feet
	2.	***	*** feet
	3.	***	*** feet
	4.	***	*** feet
	5.	***	*** feet
	6.	***	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at the recommended climb speed for minimum block fuel until the initial cruise altitude is reached.

The temperature is ISA+5°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+5°C during cruise.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+5°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowance:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission and at a *** Mach number.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F. The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.7.4	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Taxi-Out:
Fuel	*** Pounds

Takeoff and Climbout Maneuver:
Fuel	*** Pounds

Approach and Landing Maneuver:
Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

2.7.6	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is *** feet.

The takeoff gross weight is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds Takeoff and Climbout Maneuver: Fuel *** Pounds Approach and Landing Maneuver: Fuel *** Pounds Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.7	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.7.8 is the basis for the mission guarantees of Paragraphs 2.7.1, 2.7.2, 2.7.3, 2.7.4, 2.7.5, and 2.7.6.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.8 737-900ER Weight Summary—United Air Lines

Pounds
Standard Model Specification MEW	***

Configuration Specification D019A001, Rev. M, Dated January 30, 2009
*** Tourist Class Passengers
CFM56-7 Engines
*** lb (*** kg) Maximum Taxi Weight
*** U.S. Gallons (*** liters) Fuel Capacity
Changes for United Air Lines
***	***
***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

United Air Lines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.7.9)	***

United Air Lines Operational Empty Weight (OEW)	***

***	***

United Air Lines Post-Delivery Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds

* Seat Weight Included:			***

First Class Doubles	***	***
Premium Economy Class Triples	***	***
Economy Class Triples	***	***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

2.7.9 Standard and Operational Items Allowance

	***	***	***	***
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Passenger Portable	***	***
Crew Masks	***	***
Miscellaneous Equipment			***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water—60 USG			***
Waste Tank Disinfectant			***
Emergency Equipment			***
Escape Slides—Forward	***	***
Escape Slides—Aft	***	***
Life Vests—Crew and Passengers	***	***
Life Rafts	***	***
Auto Radio Beacon (ELT)	***	***

Total Standard and Operational Items Allowance				***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

3.	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification ***, Revision *** including assumed changes to a new United Airlines configuration, plus one percent.

4.	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision B of the Detail Specification *** (hereinafter referred to as the Detail Specification) including assumed changes to a new United Airlines configuration. Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.7.1, 2.7.2, and 2.7.3 and the specified payloads of Paragraph 2.7.4, 2.7.5, and 2.7.6 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5.	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category P brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

5.6	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of *** pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). ***.

5.7	The speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

Attachment to Letter Agreement

No. CAL-PA-1951-LA-1208066

***

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff, landing, and enroute one-engine- inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

6.3	Compliance with the speed, altitude capability, and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

P.A. No. PA-1951 AERO-B-BBA4-M12-0362C	SS12-0153

CAL-PA-1951-LA-1209037

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:    ***

Reference:	Purchase Agreement No. PA-1951 (Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737-924ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

***

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement with scheduled deliveries in July 2013 and after as of the date of this Letter Agreement ***

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	***.

4.1	***

4.1.1	***

4.1.2	***

4.1.3	***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209037 ***	Page 1

4.1.4	***

4.2	***

4.2.1	***

4.2.2	***

4.3	***

5.	***

5.1	***

5.2	***

6.	***

***

6.1	***

6.2	***

7.	***

***

8.	Assignment.

*** this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. CAL-PA-1951-LA-1209110.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209037 ***	Page 2

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209037 ***	Page 3

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209037 ***	Page 4

ATTACHMENT B

*** Factors—July 2005 Base Year

***	***	***	***
***	***	***	***

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209037 ***	Page 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-1951-LA-1209110

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Privileged and Confidential Matters

Reference:	Purchase Agreement No. PA-1951 (Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737-924ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that certain commercial and financial information contained in or transmitted pursuant to the Purchase Agreement and the Aircraft General Terms Agreement (AGTA) (together the “Purchase Agreement”) between Boeing and Customer and all letter agreements made a part of the Purchase Agreement, including exhibits or attachments thereto are considered by Boeing and Customer as privileged and confidential and the parties agree that the information contained therein or transmitted pursuant to (Information) represents confidential business information. Except as specified below, each of Boeing and Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.

(a)	Employees. A party may disclose the Information to its own employees (as well as the employees of United Continental Holdings, Inc. and United Air Lines, Inc.) who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party’s business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement.

(b)	Professional Advisors. A party may disclose the Information to its auditors, insurers, financial advisors, *** and attorneys (“Professional Advisors”) who have a need to know the Information in connection with providing services to said party only when said party has first obtained from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement. Each party shall be fully responsible to the other party for the Professional Advisors’ compliance with such obligations.

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209110 Privileged and Confidential Matters	Page 1

(c)	Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (“SEC”), but only in accordance with the following requirements:

(i)	The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and

(ii)	The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

Continental Airlines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / CONTINENTAL AIRLINES, INC. PROPRIETARY

CAL-PA-1951-LA-1209110 Privileged and Confidential Matters	Page 2